                                                                   EXHIBIT 23.01

                               ARTHUR ANDERSEN LLP

                    Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 22, 2001 included in Crescent Real Estate Equities Company's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this Registration Statement.

                                       /s/ Arthur Andersen LLP

Dallas, Texas
September 20, 2001